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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-1313

                         Castle Convertible Fund, Inc.
               (Exact name of registrant as specified in charter)

                   111 Fifth Avenue New York, New York 10003
              (Address of principal executive offices) (Zip code)

                                 Mr. Hal Liebes

                          Fred Alger Management, Inc.

                                111 Fifth Avenue

                            New York, New York 10003
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2007

ITEM 1. REPORT(S) TO STOCKHOLDERS.

Dear Shareholders,

In our October 31, 2006 report, we likened the new global economy to a "Brave New World." While we are usually loath to recycle a metaphor so quickly, in this case, it seems fitting to continue to use it. Nothing that has happened over the past six months alters our view that we are entering uncharted waters for both the global economy and for the thousands of companies that are being reshaped by it.

As with any sweeping change, there are those who embrace it and try to anticipate the risks and rewards; there are those who deny that there is any change; and finally those who simply wait to see what everyone else thinks. At Alger, we fall into the first camp, and, in fact, believe that we are still in the early stages of a radical shift in how the global economy functions; one that has already produced new winners and losers, not just in terms of nations, but of companies that are seizing the opportunities and those that are unable to. While the story of China and India is familiar, it is hardly limited to them and now includes such disparate regions as Vietnam, Eastern Europe and Australia, to name three, all of which are adding additional complexity and additional fuel to the expanding global economy.

Here then is our six-month postcard from this Brave New World. The themes include the greening of corporate America and the lessons gleaned from the swift fall and startling sharp recovery of the equity markets on February 27. They include the coming of age of private equity as a force that can move and shape the markets, and the importance of free cash flow as a metric for measuring the strength of corporate balance sheets. And of course, one other theme stands out above all - the surprising (at least to most on Wall Street) strength of corporate earnings at the end of the first quarter.

The Convergence of Business and Green

The beginning of 2007 saw one of the warmest Januaries on record, but instead of snow, we were treated to a flurry of articles, announcements, conferences, and high level public speeches that demanded action on the part of countries, individuals and companies to address the issue of global warming. Appearing simultaneously but independently, Fortune, The Economist and BusinessWeek all ran lengthy cover stories describing the shift in corporate America to embrace socially responsible business practices as a better - and potentially more profitable - way of doing business. These articles were the most noticeable in a few weeks' span, but they were hardly a comprehensive list of the hundreds published about the greening of corporate America, not to mention Europe, Asia, and the world. By late January, whether or not "greening" was a mere zeitgeist was debatable. But on February 2, the Intergovernmental Panel on Climate Change issued their Fourth Assessment Report indicating that global warming was "unequivocal" - a real and growing danger.

In response, many dynamic, innovative companies are stepping up and looking for ways to solve the intractable issues of energy and the environment. Case in point is private equity firms Kohlberg Kravis Roberts and Texas Pacific Group, which announced plans to acquire one of the largest public utility companies in the United States, TXU. What made the TXU deal distinctive were the conditions attached to its approval. Under the proposed terms, KKR and Texas Pacific agreed to several substantial concessions to environmental groups including scaling back plans to build new coal-fired power plants while aggressively working on so-called "clean coal" technologies (i.e. coal gasification) that lower and potentially eliminate emissions. They also agreed to increase R&D spending on alternate energy by as much as half a billion dollars. Goldman Sachs, who brokered the deal, pressured both sides to agree to the pro-environment change in the initial plans. The result was a deal hailed by Wall Street and the green lobby in equal measure.

The convergence of vast amounts of private equity cash and environmentalism was a sign of the cultural, global shift taking place. Clearly, a number of the major investment banks already saw the long-term value in their companies "going green," and the rest of the financial world was swiftly joining them.

The Return of Volatility

On February 27 global stock markets saw their most dramatic sell-off in years. Wall Street pundits were, as usual, divided. Some said it was a long-awaited correction and a sign of a weakening economy, while others said it was simply the return of volatility to what has been a fairly stable market.

That said, nothing actually happened to trigger the declines. No sudden change in the economic forecasts. No critically bad economic or corporate news. However, there were rumors in Shanghai and Beijing that a government squeeze on credit and stock-speculation was imminent, and that alone was enough to send investors fleeing. But even after the sell-off, the Shenzhen market - Shanghai's smaller sibling - was still up more than 30% year-to-date, and well over 100% for the past 12 months. Hardly comforting if you bought on Monday before the sell-off, but not bad for those who had been in those markets for more than a couple of months.

What happened? In our view this was a market phenomenon, a brief reminder of volatility after months of stability, and a bout of profit-taking and stepping aside that had been long overdue. Within days, fears of a "global bear market" dissipated as continued liquidity and private equity activity bolstered markets both in the United States and around the world.

Private Equity and Free Cash Flow

For the first half of the fiscal year, private equity activity was truly impressive, with the purchase of troubled companies such as Chrysler that in earlier years would have made unlikely buyout targets. While no major company today - public or private - seems beyond private equity interests, there is one theme that unites both private equity and mutual fund investors: free cash flow.

At Alger, as bottom-up, fundamental investors, one of the key metrics we use is the ability of companies to generate free cash flow. Why? Because free cash flow can fund further growth at a company, pay dividends, and allow for the buy-back of stock in order to return value to shareholders - all of which, properly done, can contribute to earnings growth and shareholder value. It is a sign of both a strong business model and disciplined financial management to be able to grow (at impressive rates) and not require constant infusions of new capital. We think that private equity firms buying public companies of all sizes and across many industries is not irrational. It is seizing an opportunity to acquire solid franchises that are generating strong cash flows at extraordinary valuations for the long-term investor. And the amount of private equity activity is another confirmation that globalization, broadly speaking, benefits U.S. corporate profits.

The Earnings Surprise

At the beginning of 2007, the overwhelming consensus was that after several years of strong, double-digit earnings growth, the first quarter would show the companies of the Standard & Poor's 500(i) slowing to an anemic 3-4% growth rate. That assumption was based on several factors including the woes of the U.S. housing market, the slowing of the U.S. industrial economy, and the basic assumption that corporate earnings would have to "revert to the mean" of their multi-decade average (about 7%) and hence dip significantly. All of these assumptions proved to be wrong.

When all was said and done at the end of reporting seasons for the first quarter of 2007, the S&P companies registered earnings growth of about 9%, and nearly three-quarters of all companies have reported positive "surprises" relative to expectations. Indeed, at the tail end of May, the S&P broke its own record, reaching heights last seen seven years ago during the heady days of the technology boom - and this

------------------
i Standard & Poor's 500 Index is an index of the 500 largest and most profitable companies in the United States.

despite another minor overnight sell-off in China. So what happened? It's a case of our friends back at the Old World struggling to explain New World geography in terms they're familiar with - even if those terms don't quite fit anymore.

True, most top-down analysts were correct about their predictions of the slowdown of the U.S. economy. In fact, first quarter GDP growth was even worse than had been predicted, registering a paltry 0.6% growth on weak exports and slower corporate capital expenditures. But the experts also continued to use the United States and past economic patterns as a proxy for predicting earnings for U.S.-listed companies. This made perfect sense for the last half of the 20th century, when the United States was the dominant economic power globally and U.S. corporations reflected that strength. But while the United States remains far and away the largest economy, it is simply no longer the sole engine of growth or the fastest. As such, the U.S. economy and economic data are no longer a good proxy for how companies will do. Instead, they may well mislead investors and analysts to underestimate the growth of U.S.-listed companies.

We have said for the past three years - for most of this decade, in fact - that the U.S. markets have been good markets for "stock pickers" in that they have not been either notably frothy or notably flighty (occasional junctures notwithstanding). What is now emerging, we believe, is a global "stock picker" market, but many people are still playing markets rather than stocks. That leaves some markets and many stocks, especially U.S.-listed ones and U.S.-listed growth equities above all, undervalued and less loved than they should be. And that, of course, represents an opportunity to pick and choose quality growth companies while the rest of the investing community focuses their eyes elsewhere.

Portfolio Matters

The U.S. Fixed Income market rallied to the low end, on a yield basis, of its recent trading range on the heels of continued weakness in housing and a meltdown in the subprime market. The yield curve remains flat to slightly positively sloped with the two-year at 4.59% and the ten-year at 4.62%. With somewhat mixed economic data the Fed seems poised to sit on the sidelines. Credit premium changes were generally small and mixed in direction as companies continued to tap the debt markets to fund capex and refinance existing debt. Corporate bonds led all sectors with respect to performance with the bulk of excess returns being generated by High Yield followed by U.S. Treasuries and U.S. Mortgage Backed-Securities.

For the six months ending April 30, 2007 corporate spread premiums remained at the low end of historical levels and earnings reports came in stronger than expected as equities recovered from the late February sell-off. On the heels of this strength, convertibles posted solid returns with large-cap issues easily outpacing issues of smaller-cap companies. The convertible market has enjoyed a solid recovery from a low in 2005 as a heavy new issue calendar coupled with positive performance trends drew new investors and issuers to the sector.

The Castle Convertible Fund posted an NAV return of 7.60% for the six months ending April 30, 2007 versus the Merrill Lynch All-Convertible Index(ii) return of 7.39%.

In Summary

Six months ago, we surmised that braving the waters of the new global economy would provide both challenges and opportunities. Indeed, the first half of the year bore this out and often rewarded

------------------
ii The Merrill Lynch All-Convertible Index is an index of convertible securities that is commonly used as a general measure of performance for the convertible securities market.

the innovative, dynamic companies and investors that embraced those changes. Going forward, we expect more of the same as the global, economic landscape continues to expand and evolve. As the first six months of this fiscal year come to a close, we would like to thank you for continuing to journey with us and entrusting us with your investing needs.

Respectfully submitted,

/s/ Daniel C. Chung                     /s/ Zachary Karabell

Daniel C. Chung                         Zachary Karabell
Chief Investment Officer                Chief Economist

June 8, 2007

Investors can not invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless proceeded or accompanied by an effective prospectus for the Fund. The performance data quoted represents past performance, which is not an indication or guarantee of future results. The investment return and principal value of an investment in a fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Fund's management and the fund holdings described in this report are as of April 30, 2007 and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2007.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Funds that invest in fixed-income securities are subject to the fixed-income securities' sensitivity to interest rate movements; their market values tend to fall when interest rates rise and to rise when interest rates fall. These funds are also subject to the risk of a decline in the value of the fund's securities in the event of an issue's falling credit rating or actual default. For a more detailed discussion of the risks associated with a Fund, please see the Fund's Prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by banks, and are subject to investment risks, including possible loss of principal amount invested.

Before investing, carefully consider the Fund's investment objective, risks and charges and expenses. The Fund's prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at (800) 992-3863, or visiting our website at www.alger.com, or contacting the Fund's distributor, Fred Alger & Company, Incorporated, 111 Fifth Avenue, New York 10003. Member NYSE, SIPC Read the prospectus carefully before investing.

CASTLE CONVERTIBLE FUND, INC.
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2007

Principal     Corporate Convertible
 Amount        Bonds--50.4%                                            Value
-------------------------------------------------------------------------------
              AUTOMOTIVE--.4%
$  250,000    Asbury Automotive Group, 3.00%, 9/15/12(a)......      $   252,500
                                                                    -----------
              AUTO EQUIPMENT & SERVICE--.8%
   500,000    ArvinMeritor, Inc., 4.00%, 2/15/27(a)...........          513,750
                                                                    -----------
              BIOTECHNOLOGY--3.8%
 1,000,000    CV Therapeutics, Inc., 2.75%, 5/16/12...........          838,750
 1,000,000    Mankind Corporation, 3.75%, 12/15/13............          985,000
   500,000    Protein Design Labs, 2.00%,    2/15/12(a).......          607,500
                                                                    -----------
                                                                      2,431,250
                                                                    -----------
              BUSINESS SERVICES--2.2%
 1,000,000    Quanta Services Inc., 3.75%, 4/30/26(a).........        1,390,000
                                                                    -----------
              COMMERCIAL BANKS--.8%
   500,000    U.S. Bancorp Series B, 3.61%, 2/6/37(a).........          496,850
                                                                    -----------
              COMMUNICATIONS EQUIPMENT--.8%
   500,000    Nortel Networks Corporation, 1.75%, 4/15/12(a)..          485,000
                                                                    -----------
              COMPUTERS & PERIPHERALS--2.5%
 1,000,000    EMC Corporation, 1.75%, 12/1/13.................        1,128,750
   500,000    Komag, Incorporated, 2.125%, 4/1/14(a)..........          468,750
                                                                    -----------
                                                                      1,597,500
                                                                    -----------
              CONSUMER PRODUCTS--.9%
   500,000    Ceradyne, Inc., 2.875%, 12/15/35................          600,625
                                                                    -----------
              DIVERSIFIED TELECOMMUNICATION SERVICES--1.9%
 1,000,000    Level 3 Communication Inc., 3.50%, 6/15/12......        1,240,000
                                                                    -----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS--3.0%
   500,000    Anixter International Inc., 1.00% 2/15/13(a)....          624,375
 1,000,000    Avnet Inc., 2.00%, 3/15/34......................        1,302,500
                                                                    -----------
                                                                      1,926,875
                                                                    -----------
              ENERGY--4.1%
 1,000,000    Helix Energy Solutions, 3.25%, 12/15/25.........        1,420,000
 1,000,000    SunPower Corporation CI.A, 1.25%, 2/15/27.......        1,221,250
                                                                    -----------
                                                                      2,641,250
                                                                    -----------
              HEALTH CARE--.9%
   500,000    Apria Healthcare Group Inc., Cv. Senior Notes,
               3.375%, 9/1/33.................................          547,500
                                                                    -----------
              HEALTH CARE EQUIPMENT & SUPPLIES--2.2%
   500,000    Illumina, Inc., .63%, 2/15/14(a)................          474,375
 1,000,000    Nektar Therapeutics, 3.25%, 9/28/12(a)..........          951,250
                                                                    -----------
                                                                      1,425,625
                                                                    -----------
              HEALTH CARE PROVIDERS & SERVICES--2.4%
   250,000    AMERIGROUP Corporation, 2.00%, 5/15/12(a).......          234,375
   500,000    Manor Care, Inc.,  2.00%, 6/1/36(a).............          671,250
   250,000    Manor Care, Inc.,  2.125%, 8/1/35...............          371,875
   250,000    Trizetto Group, 1.125%, 4/15/12(a)..............          259,063
                                                                    -----------
                                                                      1,536,563
                                                                    -----------
              HOTELS, RESTAURANTS & LEISURE--.8%
   500,000    Host Hotels & Resorts, 2.625%, 4/15/27(a).......          481,875
                                                                    -----------
              INSURANCE--1.6%
 1,000,000    Covanta Holding Corporation, 1.00%, 2/1/27......        1,035,000
                                                                    -----------
              LEISURE & ENTERTAINMENT--1.0%
   500,000    General Cable Corporation, .875%, 11/15/13......          647,500
                                                                    -----------
              MANUFACTURING--1.7%
 1,000,000    Millipore Corporation, 3.75%, 6/1/26(a).........        1,082,500
                                                                    -----------
              MEDIA--3.6%
 1,130,463    Liberty Media Corporation, Senior Exch. Deb.,
               3.50%, 1/15/31.................................        1,116,332
   725,000    Regal Entertainment Group, Cv. Notes, 3.75%,
               5/15/08........................................        1,216,188
                                                                    -----------
                                                                      2,332,520
                                                                    -----------
              MEDICAL DEVICES--.8%
   500,000    Advanced Medical Optics, 3.25%, 8/1/26..........          489,375
                                                                    -----------
              OIL & GAS--1.6%
 1,000,000    St. Mary Land & Exploration, 3.50%, 4/1/27(a)...        1,001,250
                                                                    -----------
              PHARMACEUTICALS--1.7%
 1,000,000    Wyeth, 5.11%, 1/15/24...........................        1,109,300
                                                                    -----------
              REAL ESTATE--3.1%
   500,000    Lexington Master LP, 5.45%, 1/15/27(a)..........          507,500
 1,000,000    Macerich Co., 3.25%, 3/15/12....................          998,750
   500,000    Prologis, 2.25%, 4/1/37(a)......................          493,125
                                                                    -----------
                                                                      1,999,375
                                                                    -----------

Principal     Corporate Convertible
 Amount        Bonds--(Continued)                                      Value
-------------------------------------------------------------------------------
              RETAIL--.8%
   500,000    Charming Shoppes, Inc., 1.125%, 5/1/14(a).......      $   498,750
                                                                    -----------
              SEMICONDUCTORS--.9%
   500,000    Amkor Technology, Inc., 2.50%, 5/15/11..........          601,250
                                                                    -----------
              SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.2%
   500,000    Cypress Semiconductor Co., 1.00%, 9/15/09(a)....          551,875
 1,000,000    ON Semiconductor Corporation, 2.625%,
               12/15/26(a)....................................        1,256,250
   250,000    RF Micro Devices, Inc., 1.00%, 4/15/14(a).......          245,625
                                                                    -----------
                                                                      2,053,750
                                                                    -----------
              SOFTWARE--1.2%
   500,000    Lawson Software, 2.50%, 4/15/12(a)..............          510,625
   250,000    SPSS Inc., 2.50%, 3/15/12.......................          266,837
                                                                    -----------
                                                                        777,462
                                                                    -----------
              WIRELESS TELECOMMUNICATION SERVICES--1.7%
 1,100,000    Nextel Communications, Inc., Cv. Senior Notes,
               5.25%, 1/15/10.................................        1,101,375
                                                                    -----------
              Total Corporate Convertible
               Bonds (Cost $29,012,103).......................       32,296,570
                                                                    -----------
              Corporate Bonds--7.1%

              AEROSPACE & DEFENSE--1.7%
 1,000,000    L-3 Communications Holdings, 3.00%, 8/1/35......        1,086,250
                                                                    -----------
              COMMUNICATION TECHNOLOGY--1.9%
 1,100,000    Dobson Communications Corporation, 1.50%,
               10/1/25(a).....................................        1,212,750
                                                                    -----------
              ENERGY EQUIPMENT & SERVICES--1.8%
 1,000,000    Cameron International Corporation, 2.50%,
               6/15/26........................................        1,157,500
                                                                    -----------
              REAL ESTATE--1.7%
 1,000,000    Developers Diversified Realty Corporation,
               3.50%, 8/15/20(a)..............................        1,088,750
                                                                    -----------
              Total Corporate Bonds (Cost $4,203,851).........        4,545,250
                                                                    -----------

  Shares      Convertible Preferred Securities--19.6%
----------
              AUTOMOTIVE--1.7%
    30,000    Ford Motor Company, Cap Trust II, Cv. Pfd.,
               6.50%..........................................        1,083,750
                                                                    -----------
              CAPITAL MARKETS--.4%
     5,000    Merrill Lynch & Co., Inc., 6.75%, 10/15/07......          226,563
                                                                    -----------
              DIVERSIFIED FINANCIAL SERVICES--3.9%
    40,000    Citigroup Funding, Inc., Variable Rate..........        1,350,000
    40,000    Lehman Brothers Holdings Inc., Conv. Pfd.,
               6.25%..........................................        1,140,000
                                                                    -----------
                                                                      2,490,000
                                                                    -----------
              ELECTRIC UTILITIES--.5%
     5,000    Entergy Corporation, 7.625%, 2/17/09............          341,250
                                                                    -----------
              HOUSEHOLD DURABLES--.8%
       500    Stanley Work, 5/17/12, Variable rate............          536,687
                                                                    -----------
              INSURANCE--4.2%
     2,000    Alleghany Corporation, 5.75%, 6/15/09...........          678,750
    40,000    MetLife Inc., 6.375%............................        1,325,000
    20,000    Platinum Underwriters Holdings Ltd., 6.00%,
               2/15/09, Series A..............................          647,500
                                                                    -----------
                                                                      2,651,250
                                                                    -----------
              MEDIA--.8%
    20,000    Comcast Corporation, 7.00%, 9/15/55.............          516,000
                                                                    -----------
              METALS & MINING--1.7%
    10,000    Freeport-McMoRan Copper, 6.75%..................        1,083,750
                                                                    -----------
              OIL & GAS--1.7%
    10,000    Chesapeake Energy Corporation, 5.00%............        1,117,500
                                                                    -----------
              REAL ESTATE--.8%
    20,000    HRPT Properties Trust, 6.50%, Series D..........          527,500
                                                                    -----------
              RETAIL--2.1%
    20,000    Retail Ventures, Inc., 6.625%, 9/15/11..........        1,347,500
                                                                    -----------
              THRIFTS & MORTGAGE FINANCE--1.0%
    11,700    Washington Mutual, Inc., Capital Trust 2001,
               Red. Eq. Sec., 5.375%, 5/3/41..................          646,893
                                                                    -----------
              Total Convertible Preferred
               Securities (Cost $11,256,169)..................       12,568,643
                                                                    -----------
              Mandatory Convertible Securities--2.0%
              INSURANCE--.9%
    20,000    IPC Holdings, Ltd., 7.25%, 11/15/08(b)..........          565,000
                                                                    -----------
              PHARMACEUTICALS--1.1%
    10,000    Schering-Plough Corporation Peps, 6.00%,
               9/14/07(b).....................................          723,750
                                                                    -----------
              Total Mandatory Convertible
               Securities (Cost $1,025,000)...................        1,288,750
                                                                    -----------

  Shares      Preferred Securities--4.5%                               Value
-------------------------------------------------------------------------------
              CAPITAL MARKETS--1.0%
    25,000    The Goldman Sachs Group, Inc., 6.20%, Pfd.......      $   641,500
                                                                    -----------
              DIVERSIFIED FINANCIAL SERVICES--1.5%
    40,000    Freddie Mac, 5.66%, Pfd.........................        1,000,800
                                                                    -----------
              FINANCE--1.6%
    40,000    Santander Finance Pfd., 6.80%, Series(a)........        1,018,752
                                                                    -----------
              THRIFTS & MORTGAGE FINANCE--.4%
     5,000    BankUnited Financial Pfd., 6.75%................          242,500
                                                                    -----------
              Total Preferred Securities
               (Cost $2,875,000)..............................        2,903,552
                                                                    -----------
              Common Stocks--15.4%

              CAPITAL MARKETS--.8%
    10,000    J.P. Morgan Chase & Co..........................          521,000
                                                                    -----------
              COMMERCIAL BANKS--1.2%
    15,000    Bank of America Corporation.....................          763,500
                                                                    -----------
              DIVERSIFIED FINANCIAL SERVICES--1.5%
    17,500    Citigroup Inc...................................          938,350
                                                                    -----------
              DIVERSIFIED TELECOMMUNICATION SERVICES--1.1%
   143,637    Level 3 Communication Inc.*.....................          718,759
                                                                    -----------
              ELECTRIC UTILITIES--6.1%
    14,000    Entergy Corporation.............................        1,583,960
    35,000    TXU Corporation.................................        2,295,300
                                                                    -----------
                                                                      3,879,260
                                                                    -----------
              OIL & GAS--2.7%
    10,000    ConocoPhillips..................................          693,500
    15,000    Royal Dutch Shell, PLC..........................        1,040,250
                                                                    -----------
                                                                      1,733,750
                                                                    -----------
              PHARMACEUTICALS--1.2%
    13,000    GlaxoSmithKline PLC Sponsored ADR#..............          751,140
                                                                    -----------
              RETAIL--.8%
    15,000    Inergy, L.P.....................................          519,000
                                                                    -----------
              Total Common Stocks (Cost $5,467,109)...........        9,824,759
                                                                    -----------

Principal
  Amount      Short-Term Investments--.6%
-------------------------------------------------------------------------------
$  366,000    Federal Home Loan Banks, 4.93%, 5/1/07
               (Cost $366,000)................................          366,000
                                                                    -----------

Total Investments (Cost $54,205,232)(c)..................    99.6%   63,793,524
Other Assets  in Excess of Liabilities...................     0.4       251,931
                                                             ------------------
Net Assets...............................................   100.0%  $64,045,455
                                                            ===================

------------------
*     Non-income producing securities.
#     American Depositary Receipts.
(a) Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified buyers. These securities are deemed to be liquid and represent 23.0% of net assets of the Fund.
(b) These securities are required to be converted on the date listed; they generally may be converted prior to this date at the option of the holder.
(c) At April 30, 2007, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $55,176,038, amounted to $8,617,486 which consisted of aggregate gross unrealized appreciation of $9,959,432 and aggregate gross unrealized depreciation of $1,387,047.

                      See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.
PORTFOLIO SUMMARY* (Unaudited)
April 30, 2007

           Sectors                                         Value%
           ------------------------------------------------------

           Consumer Discretionary......................     11.1%
           Energy......................................      9.2
           Financials..................................     25.5
           Health Care.................................     15.8
           Industrials.................................      5.7
           Information Technology......................     15.2
           Materials...................................      3.3
           Telecommunication Services..................      6.7
           Utilities...................................      6.6
           Cash and Net Other Assets...................      0.9
                                                           ------
                                                           100.0%
                                                           ======

------------------
*     Based on Net Assets.

CASTLE CONVERTIBLE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2007

ASSETS:
  Investments in securities, at value (cost $54,205,232), see
   accompanying schedule of investments...............................                  $63,793,524
  Receivable for investment securities sold...........................                    1,244,000
  Dividends and interest receivable...................................                      316,064
  Prepaid expenses....................................................                       61,347
                                                                                        -----------
      Total Assets....................................................                   65,414,935

LIABILITIES:
  Payable for investment securities purchased.........................    $1,243,500
  Investment advisory fees payable....................................        40,376
  Directors' fees payable.............................................         4,833
  Bank overdraft......................................................         7,596
  Accrued expenses....................................................        73,175
                                                                          ----------
      Total Liabilities...............................................                    1,369,480
                                                                                        -----------

NET ASSETS............................................................                  $64,045,455
                                                                                        ===========

Net Asset Value Per Share.............................................                  $     28.64
                                                                                        ===========

Shares of Beneficial Interest Outstanding.............................                    2,236,000
                                                                                        ===========

STATEMENT OF OPERATIONS (Unaudited)
For the six months ended April 30, 2007

INVESTMENT INCOME:
  Income:
    Dividends (net of foreign withholding taxes $2,880)...................                   $  624,431
    Interest..............................................................                      504,323
                                                                                             ----------
      Total Income........................................................                    1,128,754

  Expenses:
    Investment advisory fees--Note 2(a)...................................     $  232,907
    Directors' fees.......................................................          5,256
    Custodian and transfer agent fees.....................................         24,383
    Professional fees.....................................................         31,064
    Bookkeeping fees......................................................          8,927
    Miscellaneous.........................................................         49,662
                                                                               ----------
      Total Expenses                                                                            352,199
                                                                                             ----------
NET INVESTMENT INCOME.....................................................                      776,555

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments.......................................       1,612,624
  Net change in unrealized appreciation (depreciation) on investments.....      2,443,514
                                                                               ----------
  Net realized and unrealized gain on investments.........................                    4,056,138
                                                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................                   $4,832,693
                                                                                             ==========

                      See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                            For the Six
                                                                           Months Ended           For the
                                                                          April 30, 2007        Year Ended
                                                                            (Unaudited)      October 31, 2006
                                                                          -----------------------------------
Net investment income.................................................     $   776,555         $ 1,468,800
Net realized gain on investments......................................       1,612,624           4,236,375
Net change in unrealized appreciation (depreciation) on investments...       2,443,514             747,499
                                                                          --------------------------------
      Net increase in net assets resulting from operations............       4,832,693           6,452,674
                                                                          --------------------------------

Dividends and distributions to Shareholders from:
  Net investment income...............................................      (1,826,812)         (2,504,320)
  Net realized gains..................................................      (2,533,388)                 --
                                                                           -------------------------------
      Total dividends and distributions...............................      (4,360,200)          2,504,320
                                                                           -------------------------------

      Total increase in net assets....................................         472,493           3,948,354
Net Assets:
  Beginning of period.................................................      63,572,962          59,624,608
                                                                           -------------------------------
  End of period.......................................................     $64,045,455         $63,572,962
                                                                           ===============================

                      See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

                                                               For the
                                                              Six Months                      Year Ended October 31,
                                                                Ended          ---------------------------------------------------
                                                          April 30, 2007(i)      2006       2005       2004       2003       2002
                                                          ------------------------------------------------------------------------
Net asset value, beginning of period....................        $28.43          $26.67     $25.73     $24.62     $22.56     $25.77
                                                               -------------------------------------------------------------------
Net investment income...................................          0.35            0.66       0.79       0.86       0.81       1.09
Net realized and unrealized gain (loss) on investments..          1.81            2.22       1.23       1.27       2.12      (3.17)
                                                               -------------------------------------------------------------------
Total from investment operations........................          2.16            2.88       2.02       2.13       2.93      (2.08)
Dividends from net investment income....................         (0.82)          (1.12)     (1.08)     (1.02)     (0.87)     (1.13)
Distributions from net realized gains...................         (1.13)             --         --         --         --         --
                                                               -------------------------------------------------------------------
Total distributions.....................................         (1.95)          (1.12)     (1.08)     (1.02)     (0.87)     (1.13)
                                                               -------------------------------------------------------------------
Net asset value, end of period..........................        $28.64          $28.43     $26.67     $25.73     $24.62     $22.56
                                                               ===================================================================
Market value, end of period.............................        $25.00          $24.83     $22.51     $22.90     $21.75     $20.57
                                                               ===================================================================
Total investment return based on market value per
 share..................................................          8.57%          15.70%      2.91%     10.06%      9.98%    (11.05%)
                                                                ===================================================================

Ratios and Supplemental Data:
  Net assets, end of period (000's omitted).............       $64,045         $63,573    $59,625    $57,542    $55,045    $50,445
                                                               ===================================================================
  Ratio of expenses to average net assets...............          1.14%           1.20%      1.11%      1.11%      1.19%      1.09%
                                                               ===================================================================
  Ratio of net investment income to average net assets..          2.50%           2.41%      2.99%      3.37%      3.49%      4.30%
                                                               ===================================================================
  Portfolio Turnover Rate...............................         71.17%          96.37%     58.54%     26.29%    156.83%    186.48%
                                                               ===================================================================

------------------
(i)   Unaudited. Ratios have been annualized; total investment return has not been annualized.

Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of any taxes that a shareholder would owe on Fund distributions.

                      See Notes to Financial Statements.

CASTLE CONVERTIBLE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Summary of Significant Accounting Policies:

      Castle Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, closed-end management investment company. The Fund's investment adviser is Fred Alger Management, Inc. (the "Adviser").

      The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(a) Investment Valuation--Investments in securities are valued at 4:00 p.m. Eastern time. Securities for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to policies established by the Board of Directors. Short-term investments are valued at amortized cost which approximates market value.

      In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of April 30, 2007 the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

(b) Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in, first-out method. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

      Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(c) Dividends to Shareholders--Dividends payable to shareholders are recorded by the Fund on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. Distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.

      The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from, or in excess of net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist.

      Capital account within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of certain debt instruments. The reclassifications have no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

(d) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including net realized capital gains, to its shareholders. Therefore, no federal income tax provision is required.

      On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

CASTLE CONVERTIBLE FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 1--Summary of Significant Accounting Policies (continued):

(e) Indemnification--The Fund enters into contracts that contain a variety of indemnification provisions. The Fund's maximum exposure under these arrangements is unknown. The Fund does not anticipate recognizing any loss related to these arrangements.

(f) Other--These financial statements have been prepared using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates.

NOTE 2--Investment Advisory Fees and Other  Transactions with Affiliates:

(a) Investment Advisory Fees--Fees incurred by the Fund, pursuant to the provisions of an Investment Advisory Contract (the "Contract") with Fred Alger Management, Inc. ("Alger Management" or the "Adviser"), are payable monthly and computed at an annual rate of .75% based on the Fund's average weekly net asset value.

      The Contract further provides that if in any fiscal year the aggregate expenses of the Fund (excluding interest, brokerage commissions, taxes and extraordinary expenses) should exceed 1.5% of the first $30 million of average net assets and 1.0% of the average net assets of the Fund over $30 million, the Adviser will reimburse the Fund for such excess expenses. For the six months ended April 30, 2007, no reimbursement was required pursuant to the Contract. For the six months ended April 30, 2007, the total investment advisory fee charged to the Fund amounted to $232,907, and the Adviser received $9,000 for bookkeeping services supplied to the Fund at cost.

(b) Shareholder Administrative Servicing Fees--The Fund has entered into a shareholder administrative services agreement with Alger Shareholder Services, Inc. ("Alger Services"), to compensate Alger Services on a per account basis for its liaison and administrative oversight of transfer agent and related services. During the six months ended April 30, 2007, the Fund incurred fees of $1,071 for these services provided by Alger Services.

(c) Directors' Fees--Certain directors and officers of the Fund are directors and officers of the Adviser and Alger Services. The Fund pays each director who is not affiliated with the Adviser or its affiliates an annual fee of $2,000. The Chairman of the Board of Directors receives an additional annual fee of $10,000 which is paid, pro rata, by all funds managed by the Adviser. Additionally, each member of the audit committee receives an additional annual fee of $500.

(d) Other Transactions With Affiliates--Certain directors and officers of the Fund are directors and officers of Alger Management and Alger Services. At April 30, 2007, the Adviser and its affiliates owned 453,060 shares of the Fund.

NOTE 3--Securities Transactions:

      During the six months ended April 30, 2007, purchases and sales of investment securities, excluding short-term securities, aggregated $44,189,763 and $49,455,580, respectively.

NOTE 4--Components of Net Assets:

      At April 30, 2007, the Fund's net assets consisted of:

Paid-in capital.....................    $53,986,469
Undistributed net investment
 income (accumulated loss)..........     (1,141,558)
Undistributed net realized gain.....      1,612,252
Net unrealized appreciation.........      9,588,292
                                        -----------
NET ASSETS..........................    $64,045,455
                                        ===========

NOTE 5--Tax Character of Distributions:

      The tax character of distributions paid during the six months ended April 30, 2007 and the year ended October 31, 2006 were as follows:

                                Six Months
                                   Ended           Year Ended
                              April 30, 2007    October 31, 2006
----------------------------------------------------------------
Distributions paid from:
----------------------------------------------------------------
  Ordinary income                 $1,826,812          $2,504,320
  Long-term capital gain           2,533,388                 --
----------------------------------------------------------------
  Total distributions paid        $4,360,200          $2,504,320
----------------------------------------------------------------

      As of October 31, 2006 the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income..........    $  944,449
Undistributed long-term gain...........     2,427,927
Unrealized appreciation................     6,214,117

      The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and tax treatment of certain debt obligations.

NOTE 6--Litigaton:

      Alger Management has responded to inquiries, document requests and/or subpoenas from various regulatory authorities, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading." On October 11, 2006, Alger Management, Alger Inc. and Alger Shareholder Services, Inc. executed an Assurance of Discontinuance with the Office of the New York State Attorney General ("NYAG"). On January 18, 2007 the Securities and Exchange Commission issued an order implementing settlements reached with Alger Management and Alger Inc. As part of the settlements with the Commission and the NYAG, without admitting or denying liability, the firms paid $30 million to reimburse fund shareholders and a fine of $10 million; and agreed to certain other remedial measures including a reduction in management fees of $1 million per year for five years. The entire $40 million and fee reduction will be available for the benefit of investors. Alger Management has advised the Funds that the settlement has not adversely affected the operations of Alger Management, Alger Inc. or their affiliates, or adversely affect their ability to continue to provide services to the Funds.

      On August 31, 2005, the West Virginia Securities Commissioner (the "WVSC") in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that Alger Management and Alger Inc. had violated the West Virginia Uniform Securities Act (the "WVUSA"), and ordered Alger Management and Alger Inc. to cease and desist from further violations of the WVUSA by engaging in the market-timing related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with Alger Management were served with similar orders. Alger Management and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

      In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger Management, certain mutual funds managed by Alger Management (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005, a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court, but such lawsuit has since been withdrawn.

      The Derivative Complaint alleged (i) violations, by Alger Management and, depending on the specific offense alleged, by Alger Inc., and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940, as amended, (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, as amended, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger Management, Alger Inc., their affiliates, the funds named as defendants, including the Funds, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, as amended, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934, as amended, (the "1934 Act"), and Section 34(b) of the Investment Company Act, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants.

      Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed.

      As a result of a series of court orders, all claims in the Class
Action Complaint and the Derivative Complaint have been dismissed, other than claims under the 1934 Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc., and certain present and former members of the senior management of Alger Management and/or Alger Inc., and claims under Section 36(b) of the Investment Company Act against Alger Management, Alger Inc., Alger Associates, Inc. and Alger Shareholder Services, Inc.

Proxy Voting Results

      The Annual meeting of the fund's shareholders was held on December 31, 2006. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one share held on the record date for the meeting.

Propsal 1--To elect six trustees of the Fund.

                                                       # of Votes    % of Votes
                                                       ------------------------

Hilary M. Alger
  For..............................................     1,936,703        95.7%
  Withheld.........................................        86,803         4.3%
                                                       ----------------------
      Total........................................     2,023,506       100.0%
                                                       ======================

Charles F. Baird, Jr.
  For..............................................     1,939,003        95.8%
  Withheld.........................................        84,503         4.2%
                                                       ----------------------
      Total........................................     2,023,506       100.0%
                                                       ======================

Roger P. Cheever
  For..............................................     1,948,693        96.3%
  Withheld.........................................        74,813         3.7%
                                                       ----------------------
      Total........................................     2,023,506       100.0%
                                                       ======================

Lester L. Colbert, Jr.
  For..............................................     1,953,787        96.6%
  Withheld.........................................        69,719         3.4%
                                                       ----------------------
      Total........................................     2,023,506       100.0%
                                                       ======================

Stephen E. O'Neil
  For..............................................     1,950,993        96.4%
  Withheld.........................................        72,513         3.6%
                                                       ----------------------
      Total........................................     2,023,506       100.0%
                                                       ======================

Nathan E. Saint-Amand
  For..............................................     1,936,483        95.7%
  Withheld.........................................        87,023         4.3%
                                                       ----------------------
      Total........................................     2,023,506       100.0%
                                                       ======================

Propsal 2--To approve an Investment Advisory Agreement with Fred Alger Management, Inc.

                                                       # of Votes    % of Votes
                                                       ------------------------

For................................................     1,303,773        64.4%
Against............................................        71,115         3.5%
Abstain/Broker No Votes............................       648,618         4.1%
         Total.....................................     2,023,506       100.0%
                                                       ======================

Castle Convertible Fund, Inc.




Investment Adviser

Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003
-------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
c/o Computershare Financial Services
P.O. Box 43010
Providence, RI 02940-3010
-------------------------------------------------------

This report was prepared for distribution to shareholders and to others who may be interested in current information concerning the Fund. It was not prepared for use, nor is it circulated in connection with any offer to sell, or solicitation of any offer to buy, any securities.
-------------------------------------------------------

Go Paperless with Alger Electronic Delivery Service

Alger is pleased to provide you with the ability to access regulatory materials online. When documents such as prospectuses and annual and semi-annual reports are available, we'll send you an e-mail notification with a convenient link that will take you directly to the fund information on our website. To sign up for this free service, simply enroll at www.icsdelivery.com/alger.

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling 1-800-992-3863 or by accessing the SEC's website at http://www.sec.gov.

Quarterly Fund Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling 1-800-992-3863.


Castle Convertible Fund, Inc.


                               Semi-Annual Report
                                 April 30, 2007
                                  (Unaudited)

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the registrant's internal control over financial reporting occurred during the registrant's second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Castle Convertible Fund, Inc.

By:  /s/Dan C. Chung
     Dan C. Chung
     President

Date:  June 18, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/Dan C. Chung
     Dan C. Chung
     President

Date:  June 18, 2007

By:  /s/Michael D. Martins
     Michael D. Martins
     Treasurer

Date: June 18, 2007